Fourth Quarter 2012 Earnings Conference Call 21 November 2012 Exhibit 99.3 (Furnished herewith) 25

| 4th Quarter 2012 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 26

| 4th Quarter 2012 Earnings Conference Call 3 Fourth Quarter Overview (in millions of dollars except per share amounts) Q4 2012 Q4 2011 Change Net Sales and Revenues $9,792 $8,612 +14% Net Sales $9,047 $7,903 +14% Net Income Attributable to Deere & Company $688 $670 +3% Diluted EPS $1.75 $1.62 +8% 27

| 4th Quarter 2012 Earnings Conference Call 4 Fourth Quarter Overview Net Sales Equipment operations net sales: Up 14% in Q4 2012 vs. Q4 2011 Price realization: +4 points Currency translation: (3) points 28

| 4th Quarter 2012 Earnings Conference Call 5 Worldwide Agriculture & Turf Fourth Quarter Overview Incremental Margin ~ 6% *Q4 2012 operating profit impacted by: Higher shipment volumes Price realization Higher production costs Increased selling, administrative and general expenses Increased research and development expenses Goodwill impairment charge Unfavorable effects of foreign currency exchange (in millions of dollars) Q4 2012 Q4 2011 Change Net Sales $7,393 $6,354 +16% Operating Profit* $931 $868 +7% 29

| 4th Quarter 2012 Earnings Conference Call 6 U.S. Commodity Price Estimates Deere & Company Forecast as of 21 November 2012 (Previous Forecast as of 15 August 2012) (dollars per bushel, except cotton, which is dollars per pound) 2011/12 Previous 2011/12 2012/13 Forecast Previous 2012/13 2013/14 Forecast Corn $6.22 $6.25 $7.75 $8.25 $6.00 Wheat $7.24 $7.24 $8.15 $8.25 $7.25 Soybeans $12.50 $12.50 $14.75 $16.00 $13.00 Cotton $.88 $0.90 $.68 $0.68 $.65 30

| 4th Quarter 2012 Earnings Conference Call 7 U.S. Farm Cash Receipts Deere & Company Forecast as of 21 November 2012 (Previous Forecast as of 15 August 2012) (in billions of dollars) 2011 Projected Previous 2011 2012 Forecast Previous 2012 2013 Forecast Previous 2013 Crops $208.3 $201.2 $215.5 $215.4 $223.3 $226.9 Livestock $166.0 $162.4 $161.5 $159.6 $167.9 $168.8 Government Payments $10.4 $10.7 $11.2 $9.3 $11.3 $9.3 Total Cash Receipts $384.7 $374.3 $388.2 $384.3 $402.5 $405.0 31

| 4th Quarter 2012 Earnings Conference Call 8 Deere & Company Forecast as of 21 November 2012 Economic Update EU 27 Nervousness regarding EU financial system remains Northern European financial conditions much better compared to Southern European countries Farm business climate and mood remain positive due to strong crop prices and farm income Beef, pork and milk prices are favorable Major grain producing countries (Germany, France and Poland) benefitting from favorable weather conditions UK, South and Southeast EU countries heavily impacted by unfavorable weather conditions 32

| 4th Quarter 2012 Earnings Conference Call 9 Deere & Company Forecast as of 21 November 2012 Economic Update Other Selected Markets Commonwealth of Independent States (CIS) Farmer sentiment is positive Commodity prices are favorable Financing available in Russia, constraints exist in other CIS countries India Tractor market remains soft Monsoon deficit expected to lower grain output Increased liquidity in the banking system China Awaiting more clarity over subsidy policy framework Grain output expected to increase for 9th consecutive year Soybean production expected to decrease as farmers switch to corn and rice 33

| 4th Quarter 2012 Earnings Conference Call 10 Gross Value of Agricultural Production Brazil Gross Value of Agricultural Production* * In Billions of Brazilian Real Expected to increase ~ 9% in 2013 over prior season 2012 Mix by Crop Source: Actual and 2012 Forecast: MAPA (Brazilian Ministry of Agriculture), November 2012 2013: Deere & Company Forecast as of 21 November 2012 34

| 4th Quarter 2012 Earnings Conference Call 11 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2013 Deere & Company Forecast as of 21 November 2012 Current Forecast U.S. and Canada Ag ~ Flat EU 27 Ag Flat to down 5% CIS Countries Ag Modestly higher South America Ag Up ~ 10% Asia Ag Little-changed U.S. and Canada Turf and Utility Equipment Up ~ 5% 35

| 4th Quarter 2012 Earnings Conference Call 12 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2013 Forecast Net sales: Up ~ 4% Deere & Company Forecast as of 21 November 2012 36

| 4th Quarter 2012 Earnings Conference Call 13 Worldwide Construction & Forestry Fourth Quarter Overview (in millions of dollars) Q4 2012 Q4 2011 Change Net Sales $1,654 $1,549 +7% Operating Profit* $120 $87 +38% Incremental Margin ~ 31% *Q4 2012 operating profit impacted by: Price realization Higher shipment volumes Increased production costs Higher selling, administrative and general expenses 37

U.S. Economic Indicators 2013 Forecast GDP Growth (annual percentage rate)* +1.8% Housing Starts (thousands) 951 Non-Residential Spending Growth (annual percentage rate)* -0.2% Government Spending Growth (annual percentage rate)* -2.0% | 4th Quarter 2012 Earnings Conference Call 14 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – October 2012 * Change from prior year in real dollars Fiscal Year 2013 Forecast Net sales: Up ~ 8% Deere & Company Forecast as of 21 November 2012 38

| 4th Quarter 2012 Earnings Conference Call 15 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 39

| 4th Quarter 2012 Earnings Conference Call 16 Worldwide Financial Services Fourth Quarter 2012 Net income attributable to Deere & Company $122 million in Q4 2012 vs. $122 million in Q4 2011 Fiscal Year 2013 Forecast Net income attributable to Deere & Company of ~ $500 million Deere & Company Forecast as of 21 November 2012 40

| 4th Quarter 2012 Earnings Conference Call 17 Consolidated Trade Receivables & Inventory (in millions of dollars) 2012* Actual 2012* Previous Forecast 2013** Forecast A&T  $1,030 $1,100 $25 C&F $274 $225 $175 Total, as reported $1,304 $1,325 $200 Total, constant exchange $1,619 $1,775 $100 * Change at 31 October 2012 vs. 31 October 2011 ** Forecasted change at 31 October 2013 vs. 31 October 2012 Deere & Company Forecast as of 21 November 2012 (Previous Forecast as of 15 August 2012) 41

| 4th Quarter 2012 Earnings Conference Call 18 Cost of Sales as a Percent of Net Sales Equipment Operations Fiscal Year 2013 Forecast ~ 74% May be impacted by items such as: Price realization Production or manufacturing costs Raw material costs Engine emission product costs Effects of foreign currency exchange Deere & Company Forecast as of 21 November 2012 42

| 4th Quarter 2012 Earnings Conference Call 24 2013 Company Outlook Fiscal Year 2013 Forecast Net sales: Up ~ 5% vs. FY 2012 Price realization: ~ +3 points Net income attributable to Deere & Company of ~ $3.2 billion First Quarter 2013 Forecast Net sales: Up ~ 10% vs. Q1 2012 Price realization: ~ +4 points Currency translation: ~ (1) point Deere & Company Forecast as of 21 November 2012 48

| 4th Quarter 2012 Earnings Conference Call 20 Selling, Administrative & General Expense Equipment Operations Fourth Quarter 2012 Up ~ 9% vs. Q4 2011 Growth: ~ +7 points Incentive compensation: ~ +7 points Currency translation: ~ (3) points Fiscal Year 2012 Up ~ 7% vs. FY 2011 Growth: ~ +4 points Incentive compensation: ~ +2 points Currency translation: ~ (2) points Previous forecast: Up ~ 9% vs. FY 2011 Fiscal Year 2013 Forecast Up ~ 7% vs. FY 2012 Deere & Company Forecast as of 21 November 2012 (Previous Forecast as of 15 August 2012) 44

| 4th Quarter 2012 Earnings Conference Call 21 Income Taxes Equipment Operations Fourth Quarter 2012 Effective tax rate: ~ 38% Fiscal Year 2012 Effective tax rate: ~ 35% Previous forecast: 33-35% Fiscal Year 2013 Forecast Projected effective tax rate: 34-36% Deere & Company Forecast as of 21 November 2012 (Previous Forecast as of 15 August 2012) 45

| 4th Quarter 2012 Earnings Conference Call 22 Continued Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * No change from previous forecast Deere & Company Forecast as of 21 November 2012 (Previous Forecast as of 15 August 2012) $ Billions ~ 46

Deere Use-of-Cash Priorities | 4th Quarter 2012 Earnings Conference Call 23 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 47

| 4th Quarter 2012 Earnings Conference Call 24 2013 Company Outlook Fiscal Year 2013 Forecast Net sales: Up ~ 5% vs. FY 2012 Price realization: ~ +3 points Net income attributable to Deere & Company of ~ $3.2 billion First Quarter 2013 Forecast Net sales: Up ~ 10% vs. Q1 2012 Price realization: ~ +4 points Currency translation: ~ (1) points Deere & Company Forecast as of 21 November 2012 48

| 4th Quarter 2012 Earnings Conference Call 25 Appendix 49

| 4th Quarter 2012 Earnings Conference Call 26 50

| 4th Quarter 2012 Earnings Conference Call 27 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors 17% a single digit Row-Crop Tractors 34% more than the industry 4WD Tractors 33% slightly more than the industry Combines 40% more than the industry October 2012 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 October – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2012 2011 Row-Crop Tractors 19% 16% Combines 4% 3% 51

| 4th Quarter 2012 Earnings Conference Call 28 October 2012 Retail Sales EU 27 Deere* Tractors low double digits Combines double digits U.S. and Canada Deere* Selected Turf & Utility Equipment double digits * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt double digits Settlements low double digits 52

| 4th Quarter 2012 Earnings Conference Call 29 Pension and OPEB Expense Fourth Quarter 2012 Down ~ $10 million vs. FY 2011 Fiscal Year 2012 Down ~ $90 million vs. FY 2011 Previous forecast: Down ~ $110 million v. FY 2011 Fiscal Year 2013 Forecast Up ~ $70 million vs. FY 2012 Deere & Company Forecast as of 21 November 2012 (Previous Forecast as of 15 August 2012) 53

| 4th Quarter 2012 Earnings Conference Call 30 Other Information Equipment Operations Fiscal Year 2012 Capital Expenditures: ~ $1.3 billion No change from previous forecast Depreciation and Amortization: ~ $645 million Previous forecast: ~ $650 million Pension/OPEB Contributions: ~ $480 million Previous forecast: ~ $475 million Deere & Company Previous Forecast as of 15 August 2012 54

| 4th Quarter 2012 Earnings Conference Call 31 Other Information Equipment Operations Fiscal Year 2013 Forecast Capital Expenditures: ~ $1.3 billion Depreciation and Amortization: ~ $700 million Pension/OPEB Contributions: ~ $550 million Deere & Company Forecast as of 21 November 2012 55

| 4th Quarter 2012 Earnings Conference Call 32 Deere Quarterly Dividends Declared* Q1 2003 – Q4 2012 * Adjusted for 2 for 1 stock split on 26 November 2007 ** See Appendix for revised John Deere Strategy Dividend raised 64% since launch of the revised John Deere Strategy in 2010** 56

| 4th Quarter 2012 Earnings Conference Call 33 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-2012: ~ $9.2 billion Amount remaining on May 2008 authorization of $5 billion: ~ $2.5 billion 31 October 2012 period ended shares (basic): ~ 387.8 million (diluted): ~ 392.5 million Shares repurchased 2004-2012: ~ 160.7 million Average repurchase price 2004-2012: $57.10 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period – sum may not tie to cumulative cost of repurchases 2004-2012 Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 20.2 $1.6 57

| 4th Quarter 2012 Earnings Conference Call 34 Sources and Uses of Cash Fiscal 2004–2012 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash ~60% of cash from operations returned to shareholders 58

U.S. Farm Prices | 4th Quarter 2012 Earnings Conference Call 35 Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 21 November 2012 59

| 4th Quarter 2012 Earnings Conference Call 36 World Farm Fundamentals Global Stocks-To-Use Ratios Source: USDA – 9 November 2012 Cotton Wheat Corn Soybeans 60

| 4th Quarter 2012 Earnings Conference Call 37 U.S. Net Farm Cash Income (in billions of dollars) 2011 Projected Previous 2011 2012 Forecast Previous 2012 2013 Forecast Previous 2013 Total Cash Receipts $384.7 $374.3 $388.2 $384.3 $402.5 $405.0 Other Cash Income $26.1 $22.6 $38.0 $22.0 $26.0 $24.0 Gross Cash Income $410.8 $396.9 $426.2 $406.3 $428.5 $429.0 Cash Expenses ($276.1) ($287.4) ($294.2) ($296.0) ($300.0) ($313.0) Net Cash Income $134.7 $109.5 $132.0 $110.3 $128.5 $116.0 Deere & Company Forecast as of 21 November 2012 (Previous Forecast as of 15 August 2012) 61

Deere’s first quarter 2013 conference call is scheduled for 9:00 a.m. central time on Wednesday, February 13, 2013 62